SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


  April 11, 2003
----------------- -
(Date of earliest event reported)

                               FFLC BANCORP, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)


                                     FLORIDA
                          ----------------------------
                 (State or other jurisdiction of incorporation)


000-22608                                               59-3204891
---------------------------                            ---------------
(Commission File Number)                                (IRS Employer
                                                    Identification Number)


800 North Boulevard West, Post Office Box 490420, Leesburg, Florida  34749-0420
-------------------------------------------------------------------  -----------
(Address of Principal Executive Offices)                             (Zip Code)


                                 (352) 787-3311
                                 --------------
              (Registrant's telephone number, including area code)





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Item 7. Financial Statements and Other Exhibits.
        ----------------------------------------

Exhibit 99.1 Press Release dated April 11, 2003.

Item 9. Regulation FD Disclosure.
        -------------------------

On April 11, 2003, the registrant issued a press release announcing the registrant's earnings for the first quarter of fiscal year 2003 and the declaration of a dividend.

The full text of the press release is attached as Exhibit 99.1 and is being furnished to the Securities and Exchange Commission under Item 12 of Form 8-K.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               FFLC BANCORP, INC.


Date:   April 11, 2003                     By: /s/ Stephen T. Kurtz
        --------------                        -----------------------
                                              Stephen T. Kurtz,
                                              President and Chief
                                              Executive Officer

Date:   April 11, 2003                     By: /s/Paul K. Mueller
       ---------------                         ---------------------
                                               Paul K. Mueller,
                                               Executive Vice President and
                                               Chief Financial Officer

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